Exhibit 99.2

CREATING A GLOBAL CONNECTIVITY LEADER August 2023

DISCLAIMER

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond DISH Network's and EchoStar Corporation's control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include the factors discussed under the section entitled "Risk Factors" of DISH Network's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission ("SEC"), and under the section entitled "Risk Factors" of EchoStar Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC. DISH Network and EchoStar Corporation undertake no obligation to update or supplement any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. These factors include, without limitation: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between DISH Network and EchoStar Corporation; the effect of the announcement of the proposed transaction on the ability of DISH Network and EchoStar Corporation to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; the timing of the proposed transaction; the ability to satisfy closing conditions to the completion of the proposed transaction; DISH Network's and EchoStar Corporation's ability to achieve the anticipated benefits from the proposed transaction; other risks related to the completion of the proposed transaction and actions related thereto; risk factors related to the current economic environment; significant transaction costs and/or unknown liabilities; risk factors related to pandemics or other health crises; risk factors related to funding strategies and capital structure; and risk factors related to the market price for DISH Network's and EchoStar Corporation's respective common stock.

These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 that will include as a prospectus a joint information statement of the type contemplated by Rule 14c-2 of the Securities Exchange of 1934, as amended (the "Exchange Act"), and be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 and the joint information statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to DISH Network's and EchoStar Corporation's respective periodic reports and other filings with the SEC, including the risk factors identified in each of DISH Network's and EchoStar Corporation's most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither DISH Network nor EchoStar Corporation undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, DISH Network and EchoStar Corporation intend to prepare a joint information statement for its respective stockholders containing the information with respect to the transaction contemplated by Rule 14c-2 of the Exchange Act and describing the proposed transaction. DISH Network intends to file with the SEC a registration statement on Form S-4 that will include the joint information statement. The joint information statement will also be filed with the SEC. Each of DISH Network and EchoStar Corporation may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the registration statement, the joint information statement or any other document that DISH Network or EchoStar Corporation may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT INFORMATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and the joint information statement (if and when available) and other documents containing important information about DISH Network, EchoStar Corporation and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by DISH Network will be available free of charge on its website at https://ir.dish.com/. Copies of the documents filed with the SEC by EchoStar Corporation will be available free of charge on its website at https://ir.echostar.com/.

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dish | ECHOSTAR

STRATEGICALLY COMPELLING AND FINANCIALLY ATTRACTIVE COMBINATION

- ✓ Creates scaled operator with **broad wireless + satellite + video distribution** capabilities
- ✓ Diversifies portfolio and enhances scale of consumer connectivity business with **~18mm total subscribers**
- ✓ Amplifies **5G private network opportunity** through integrating DISH spectrum and EchoStar capabilities
- ✓ Expected to generate **~$150mm of clear, achievable** cost and revenue EBITDA synergies
- ✓ **Enhances financial flexibility and liquidity** to achieve growth objectives

Source: DISH filings and EchoStar filings

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4 TRANSACTION SUMMARY Transaction structure • All - stock merger; each EchoStar Class A , Class C or Class D share will convert into 2.85 shares of DISH Class A; each EchoStar Class B share will convert into 2.85 shares of DISH Class B • Represents premium to EchoStar shareholders of 12.9% to exchange ratio implied by unaffected 30 - day VWAP 1 • DISH shareholders will own 69% and EchoStar shareholders will own 31% of combined company • The majority shareholder group currently has 90% and 93% of the voting power in DISH and EchoStar, respectively; the majority sh areholder group has agreed generally not to vote DISH Class A shares owned by them upon closing of the merger for three years (the intention of which is to ensure that, as a result of the merger, the group's voting power in DISH will not increase relative to current levels at DISH) Leadership and governance • Charles Ergen will be Executive Chairman • Hamid Akhavan will be President and CEO • John Swieringa will be President, Technology & COO • Board of Directors will have 11 members: 7 DISH directors, including Charles Ergen, 3 EchoStar independent directors, and Ham id Akhavan • Company will be headquartered in Englewood, Colorado, maintaining its presence in Maryland Closing conditions and timing • Negotiated and recommended by independent Special Committees of both DISH and EchoStar • Unanimously approved by Boards of both DISH and EchoStar • Majority shareholder group to deliver written consents to both companies to approve transaction; no additional shareholder ac tio n required • Expected to close by year end, subject to regulatory approvals and customary closing conditions 1 Uses unaffected date of 07/05/2023

dish | ECHOSTAR

CREATES SCALED OPERATOR WITH BROAD CAPABILITIES

dish + ECHOSTAR

Award-winning consumer connectivity business	Leading global enterprise connectivity services and systems	America's first O-RAN 5G broadband network	Strategic spectrum assets
dish, sling	HUGHES, Hughes Defense / Govt'	dish wireless	Valuable low, mid and high-band U.S. terrestrial spectrum portfolio
HughesNet, HughesNet Fusion	EchoStar Mobile	Cloud-native Open Radio Access Network	Global S-band spectrum rights
boost mobile, boost INFINITE	JUPITER SYSTEM, OneWeb	Standalone virtualized 5G	5G NTN opportunity

Key stats

- ~18mm subscribers[1]

- 570,000 sites supported
- Services in 43 countries

- 246mm Americans covered
- 16,000+ sites operating

- > $30bn invested
- 40 MHz of U.S. S-Band spectrum
- 30 MHZ of global S-Band spectrum

Source: DISH filings and EchoStar filings
[1] Sum of end of Q2 2023 subscribers for DISH Pay-TV, DISH Retail Wireless and EchoStar broadband

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6 COMBINED $12,505 66.9% $4,135 22.1% $1,200 6.4% $798 4.3% $66 0.4% Pay-TV Retail Wireless Consumer Enterprise and Other 5G Network Deployment ($mm, before adjustments and without synergies) DIVERSIFIES AND ENHANCES PORTFOLIO OF CONNECTIVITY BUSINESSES Source: DISH filings and EchoStar filings Note: DISH and EchoStar standalone revenue splits represent 2022A; 1 Excludes impact of ~$27mm of Eliminations at DISH ($mm) $12,505 74.9% $4,135 24.8% $66 0.4% Pay-TV Retail Wireless 5G Network Deployment $1,200 60.1% $798 39.9% Consumer Enterprise and Other ($mm) 1 1

7 ESTABLISHES SCALED CONSUMER CONNECTIVITY LEADER FOCUSED ON VALUE # 1 in customer satisfaction 1 Innovative tech & equipment Optimized content costs High quality customer base 8.9mm subscribers # 1 satellite ISP 2 JUPITER 3 capacity Low - latency technology offering 1.1mm subscribers Smart 5G TM network Nationwide coverage Value and price leadership Leading online retail relationships 7.7mm subscribers PAY - TV SATELLITE BROADBAND RETAIL WIRELESS 1 DISH Network received the highest score in the Nation in the JD Power 2019 - 2022 (tied in 2020) US Residential Cable and Satelli te TV Service Provider Satisfaction Studies of customers' satisfaction with their current television provider 2 US News 360 Reviews

8 AMPLIFIES 5G PRIVATE NETWORK OPPORTUNITY Nationwide spectrum portfolio built for private networks: 600 MHz 3.45 – 3.55 GHz CBRS 55,000 managed SD - WAN sites to date 5 decades of network experience Named in Gartner ® Magic Quadrant TM for Managed Network Services for three years 1 5G O - RAN network architecture 1 Gartner and Magic Quadrant are registered trademarks of Gartner, Inc. and/or its affiliates in the U.S. and internationally a nd are used herein with permission. All rights reserved. Gartner, Magic Quadrant for Managed Network Services, Ted Corbett, Danellie Young, Karen Brown, Lisa Pierce, Bjarne Munch, 5 December 2022.

PRIOR INVESTMENTS POSITION THE COMPANY FOR FUTURE GROWTH

- Deployment of DISH's 5G Network is completed to >70% of US with rest covered through long-term roaming relationships
- Full commercialization and subscriber loading of DISH 5G Network underway
- JUPITER 3 successfully launched, with significant available capacity for converged services
- Significantly reduced capital requirements going forward – with increased FCF generation



($bn)
>$30
$5.1[1]
$1.7[2]
>$37
~$2
Wireless Spectrum
Wireless Network Buildout CapEx
JUPITER 1, 2, 3
Assets Supporting Growth
2024E – 2025E Combined Cumulative CapEx

[1] Total Wireless capital expenditure (excluding capitalized interest primarily related to FCC authorizations) since 2020 commitment to build 5G network until 06/30/2023
[2] Excluding capitalized interest

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dish | ECHOSTAR

SIGNIFICANT AND ACHIEVABLE COST AND REVENUE SYNERGIES

COST and CAPEX SYNERGIES

- Optimization across multiple G&A functions
- Procurement savings
- Optimization of shared services and certain third-party expenses

~$75mm
Run-rate OpEx and CapEx synergies

75% expected to be achieved within ~24 months

REVENUE SYNERGIES

- Combined 5G-satellite broadband private network with best-in-class capabilities
- Expanded government services using Whidbey Island model
- Additional sales opportunities from Ellipse enterprise relationships
- Potential to license or build out S-band globally (not modeled)

~$275mm
Revenue

~$80mm
EBITDA

Targeted by 2027

~$150mm of clear, achievable EBITDA synergies expected to accelerate growth, enhance FCF generation, and create shareholder value

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dish | ECHOSTAR

STRENGTHENS CAPITAL STRUCTURE AND ENHANCES LIQUIDITY

Current cash position

- DISH: $1.8bn as of Q2'23
- EchoStar: $1.9bn as of Q2'23

FCF generation

- DBS FCF generation with limited CapEx
- Contribution of EchoStar FCF given start of satellite CapEx holiday

Unencumbered spectrum

- >$35bn market value[1] of unencumbered spectrum[2]
- Over $10bn of spectrum financing capacity assuming recent transactions LTV ranges

Other potential sources

- Additional capacity from DBS business
- Retail wireless growth capital and prepaid capacity



[1] Based on research analyst estimates

[2] Includes AWS-3 spectrum held by subsidiaries of Northstar Spectrum, LLC and SNR Wireless HoldCo, LLC, in which DISH Network Corporation holds noncontrolling investments

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STRATEGICALLY COMPELLING AND FINANCIALLY ATTRACTIVE COMBINATION

- ✓ Creates scaled operator with **broad wireless + satellite + video distribution** capabilities
- ✓ Diversifies portfolio and enhances scale of consumer connectivity business with **~18mm total subscribers**
- ✓ Amplifies **5G private network opportunity** through integrating DISH spectrum and EchoStar capabilities
- ✓ Expected to generate **~$150mm of clear, achievable** cost and revenue EBITDA synergies
- ✓ **Enhances financial flexibility and liquidity** to achieve growth objectives

Source: DISH filings and EchoStar filings

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CREATING A GLOBAL CONNECTIVITY LEADER August 2023